UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

BANKUNITED FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-13921	65-0377773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Alhambra Circle, Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 569-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

In preparing the Consolidated Financial Statements of BankUnited Financial Corporation (“BankUnited” or the “Company”) for the fiscal year ended September 30, 2008, the Company discovered an error affecting its consolidated statements of cash flows in certain prior periods that resulted from the misclassification of cash flows related to certain mortgage loans that had been originated or purchased with the intent to sell. The error solely affected the classification of these activities and the subtotals of cash flows from operating and investing activities presented in the affected consolidated statements of cash flows, but had no effect on net cash flows. In addition, the error had no effect on the Company’s consolidated statements of operations, consolidated statements of financial condition, consolidated statements of changes in stockholders’ equity or consolidated statements of comprehensive income/(loss). Accordingly, the Company’s total revenues, net income (loss), earnings (loss) per share, total cash flows, cash and cash equivalents, regulatory capital, liquidity, and equity capital remain unchanged for the periods affected. The Company’s compliance with any financial covenants under its borrowing facilities was also not affected.

The mortgage loans discussed above were initially exchanged for mortgage-backed securities which were immediately sold for cash proceeds on the same day. Previously, the cash receipts from the sales of the mortgage-backed securities were reflected as investing activities instead of operating cash inflows. Statement of Financial Accounting Standards No. 102, “Statement of Cash Flows—Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale,” requires that cash receipts from the sales of securities that are acquired specifically for resale be classified as operating cash flows. Additionally, mortgage-backed securities that are not immediately sold, but are held with the intent to sell, must be carried in a trading account. The Company did not hold any of the mortgage-backed securities received in exchange for loans originated for sale.

On January 21, 2009, management recommended to the Audit Committee of BankUnited’s Board of Directors that the Company’s previously issued consolidated financial statements for the fiscal years ended September 30, 2007, 2006 and 2005 included in the Company’s previously filed Annual Report on Form 10-K for the year ended September 30, 2007, and the quarterly consolidated financial statements included in quarterly reports on Form 10-Q for the related periods, should no longer be relied upon because of the error in the statements of cash flow and that the consolidated statements of cash flows for such periods should be restated.

The Board of Directors agreed with the above conclusions. In addition, management and the Audit Committee have discussed these matters with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, which is being prepared for filing, will include the restated consolidated statements of cash flows for the fiscal years ended September 30, 2007 and September 30, 2006. Subsequent quarterly reports on Form 10-Q will reflect restated consolidated statements of cash flows for the comparative period.

Presented below is a summary presentation of these cash flow restatements for each of:

•	the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005;

•	the nine-month periods ended June 30, 2008, June 30, 2007, June 30, 2006 and June 30, 2005;

•	the six-month periods ended March 31, 2008, March 31, 2007, March 31, 2006 and March 31, 2005; and

•	the three-month periods ended December 31, 2007, December 31, 2006, December 31, 2005 and December 31, 2004.

(Dollars in thousands)	As Previously Reported	Adjustment	As Revised
September 30, 2007 (1):
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$821,047	$291,442	$1,112,489

Net cash used for operating activities	(433,176)	291,442	(141,734)
Proceeds from sale of mortgage-backed securities available for sale	303,113	(291,442)	11,671)

Net cash used for investing activities	(471,311)	(291,442)	(762,753)

Net cash used for financing activities	1,350,767	—	1,350,767

September 30, 2006 (1):
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$368,667	$163,289	$531,956

Net cash provided by (used for) operating activities	(14,000)	163,289	149,289
Proceeds from sale of mortgage-backed securities available for sale	163,289	(163,289)	—

Net cash used for investing activities	(2,928,527)	(163,289)	(3,091,816)

Net cash provided by financing activities	2,771,131	—	2,771,131

September 30, 2005(1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$68,342	$178,340	$246,682

Net cash provided by (used for) operating activities	(110,011)	178,340	68,329
Proceeds from sale of mortgage-backed securities available for sale	482,320	(178,340)	303,980

Net cash used for investing activities	(1,769,294)	(178,340)	(1,947,634)

Net cash provided by financing activities	1,935,462	—	1,935,462

June 30, 2008 (1):
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$256,065	$734,488	$990,553

Net cash provided by (used for) operating activities	(647,799)	734,488	86,689
Proceeds from sale of mortgage-backed securities available for sale	734,488	(734,488)	—

Net cash provided by (used for) investing activities	1,254,247	(734,488)	519,759

Net cash used for financing activities	(662,269)	—	(662,269)

(Dollars in thousands)	As Previously Reported	Adjustment	As Revised
June 30, 2007 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$740,828	$158,134	$898,962

Net cash used for operating activities	(224,357)	158,134	(66,223)
Proceeds from sale of mortgage-backed securities available for sale	169,805	(158,134)	11,671

Net cash used for investing activities	(382,674)	(158,134)	(540,808)

Net cash provided by financing activities	823,552	—	823,552

June 30, 2006 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$22,181	$132,573	$154,754

Net cash provided by (used for) operating activities	(53,945)	132,573	78,628
Proceeds from sale of mortgage-backed securities available for sale	132,573	(132,573)	—

Net cash used for investing activities	(2,205,220)	(132,573)	(2,337,793)

Net cash provided by financing activities	2,132,302	—	2,132,302

June 30, 2005 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$54,501	$110,344	$164,845

Net cash provided by (used for) operating activities	(85,938)	110,344	24,406
Proceeds from sale of mortgage-backed securities available for sale	162,930	(110,344)	52,586

Net cash used for investing activities	(1,215,415)	(110,344)	(1,325,759)

Net cash provided by financing activities	1,227,071	—	1,227,071

March 31, 2008 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$184,586	$475,560	$660,146

Net cash used for operating activities	(503,401)	475,560	(27,841)
Proceeds from sale of mortgage-backed securities available for sale	475,560	(475,560)	—

Net cash provided by investing activities	734,054	(475,560)	258,494

Net cash used for financing activities	(581,183)	—	(581,183)

(Dollars in thousands)	As Previously Reported	Adjustment	As Revised
March 31, 2007 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$703,541	$79,554	$783,095

Net cash used for operating activities	(85,599)	79,554	(6,045)
Proceeds from sale of mortgage-backed securities available for sale	91,225	(79,554)	11,671

Net cash used for investing activities	(36,520)	(79,554)	(116,074)

Net cash provided by financing activities	303,318	—	303,318

March 31, 2006 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$23,593	$94,943	$118,536

Net cash provided by (used for) operating activities	(30,882)	94,943	64,061
Proceeds from sale of mortgage-backed securities available for sale	81,406	(81,406)	—
Proceeds from repayments of mortgage-backed securities available for sale	220,577	(13,537)	207,040

Net cash used for investing activities	(1,614,481)	(94,943)	(1,709,424)

Net cash provided by financing activities	1,497,985	—	1,497,985

March 31, 2005 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$44,052	$60,966	$105,018

Net cash provided by (used for) operating activities	(14,397)	60,966	46,569
Proceeds from sale of mortgage-backed securities available for sale	114,465	(60,966)	53,499

Net cash used for investing activities	(648,229)	(60,966)	(709,195)

Net cash provided by financing activities	544,910	—	544,910

December 31, 2007 (1):
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$139,904	$240,408	$380,312

Net cash provided by (used for) operating activities	(238,242)	240,408	2,166
Proceeds from sale of mortgage-backed securities available for sale	240,408	(240,408)	—

Net cash provided by investing activities	348,033	(240,408)	107,625

Net cash used for financing activities	(549,022)	—	(549,022)

(Dollars in thousands)	As Previously Reported	Adjustment	As Revised
December 31, 2006 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$517,082	$33,448	$550,530

Net cash used for operating activities	(106,113)	33,448	(72,665)
Proceeds from sale of mortgage-backed securities available for sale	33,448	(33,448)	—

Net cash used for investing activities	(49,364)	(33,448)	(82,812)

Net cash provided by financing activities	201,779	—	201,779

December 31, 2005 (1) :
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$11,172	$52,530	$63,702

Net cash provided by (used for) operating activities	(26,214)	52,530	26,316
Proceeds from sale of mortgage-backed securities available for sale	52,530	(52,530)	—

Net cash used for investing activities	(690,441)	(52,530)	(742,971)

Net cash provided by financing activities	570,202	—	570,202

December 31, 2004 (1):
Proceeds from sale of loans held for sale, including those sold as mortgage-backed securities	$26,516	$31,534	$58,050

Net cash provided by (used for) operating activities	(13,014)	31,534	18,520
Proceeds from sale of mortgage-backed securities available for sale	86,114	(31,534)	54,580

Net cash used for investing activities	(323,740)	(31,534)	(355,274)

Net cash provided by financing activities	199,626	—	199,626

(1)	There was no change in cash and cash equivalents for any of the periods restated.

The failure to adequately identify and properly classify such proceeds in the Company’s consolidated statements of cash flow is similar to the material weakness in internal control over financial reporting that was discussed previously in the Company’s Notification of Late Filing on Form 12b-25, filed on December 16, 2008 (“Notice of Late Filing”). The Notice of Late Filing disclosed a material weakness whereby the Company did not maintain a sufficient complement of accounting personnel with sufficient expertise and understanding in the application of accounting principles. In this case, the Company did not maintain a sufficient complement of personnel with a sufficient level of accounting knowledge and expertise in order to accurately prepare its cash flow statements. As a result, management’s report on internal control over financial reporting as of September 30, 2007 included in the Form 10-K for the year ended September 30, 2007 should no longer be relied upon. Since we have not completed our assessment of the effectiveness of our internal control over financial reporting as of September 30, 2008 using criteria established in “Internal Control—Integrated Framework,” issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”), we may have additional material weaknesses to report in the Annual Report on Form 10-K for the year ended September 30 2008.

Item 8.01	Other Events.

The Notice of Late Filing stated that we did not anticipate filing the 2008 Annual Report on Form 10-K until January 2009. Based upon various factors, including an in-depth review of our methodology for calculating our allowance for loan and lease losses (“ALLL”), we currently do not anticipate filing our Annual Report on Form 10-K until the end of February 2009. Subsequent changes to the anticipated filing date will be communicated as they become apparent.

In the Notice of Late Filing we stated that we expected to report a loss of approximately $327 million in the fourth fiscal quarter of 2008; however, at the time of the filing, our ALLL analysis was not yet completed. Additional review of the Company’s ALLL reserve indicates that the loss for the fourth quarter of fiscal 2008 will be approximately $607 million, resulting in a loss for 2008 of approximately $816 million. The final ALLL analysis, as well as the completion of our analysis of certain other accounts, may adversely affect the amount of our loss for the fiscal year ended September 30, 2008. The following table sets forth information concerning our non-performing assets at the dates indicated:

	September 30, 2008 (Unaudited)	September 30, 2007	September 30, 2006
Non-accrual loans	$1,237,775	$180,810	$20,740
Accruing loans more than 90 days past due as to interest or principal	71	23	—

Total non-performing loans	1,237,846	180,833	20,740
Repossessed assets other than real estate owned	—	51	—
Real estate owned, net	145,724	27,681	729

Total non-performing assets	$1,383,570	$208,565	$21,469

Based upon a preliminary fourth quarter loss of $607 million, the Bank’s Tier I Core Capital ratio was 3.4% and total risk-Based Capital ratio was 7.1% as of September 30, 2008. The Company remains committed to complying with the Consent Order of September 30, 2008 entered into with the Office of Thrift Supervision (the “Order”); however, based on continuing losses and the inability to raise additional capital, the Bank was unable to reach the minimum Tier I Core Capital ratio of 7% and minimum Total Risk-Based Capital ratio of 14% at December 31, 2008 required by the Order. The Company continues negotiations to raise capital and restructure its balance sheet to comply with the ratios set forth in the Order. We cannot assure you that these negotiations will be successful. If such negotiations are not successful, it is highly unlikely that we will be able to continue as a going concern. Additionally, since the Bank is not in compliance with the portion of the Order requiring certain capital ratios by December 31, 2008, bank regulators could take enforcement action, which could include placing the Bank into receivership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: January 27, 2009

	By:	/s/ Humberto L. Lopez
	Name:	Humberto L. Lopez
	Title:	Senior Executive Vice President and Chief Financial Officer